SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: February 12, 2007

Internet Capital Group, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-16249	23-2996071
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

690 Lee Road, Suite 310, Wayne, PA 19087

(Address of Principal Executive Offices) (Zip Code)

(610) 727-6900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On February 12, 2007, Internet Capital Group, Inc. (the “Company”) retired $26.6 million, the remaining principal amount, of its outstanding 5% Senior Convertible Notes due 2009 (the “Notes”). The Notes, which were convertible at the option of their respective holders into shares of Company Common Stock at the price of $9.108 per share, or into approximately 2.9 million shares of Company Common Stock, were due to mature in April 2009.

The Notes were repurchased by the Company pursuant to the terms of note purchase agreements, each dated February 12, 2007 (the “Agreements”), with the remaining beneficial holders of the Notes, Mason Capital Management, LLC (“Mason”) and Sonoma Capital, LP (together with Mason, the “Sellers”), for an aggregate purchase price of $37.1 million, plus accrued interest. Following the consummation of the Note repurchases, Mason is the beneficial owner of approximately 1.2 million shares of the Company’s Common Stock. Pursuant to the Agreements, each repurchase of Notes was contingent upon the Company being able to repurchase all of the outstanding Notes. The Agreements provide for the Sellers’ release of the Company from all claims in connection with the Notes and an agreement by each of the Sellers, for 18 months following the closing of the Note repurchases, not to solicit proxies or otherwise seek to influence the voting of the Company’s securities or seek to influence or control the management, Board of Directors or policies of the Company.

The foregoing description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the Agreements. The Agreements are attached hereto as Exhibits 10.1 and 10.2 and are incorporated by reference herein.

Item 8.01. Other Events

On February 13, 2007, the Company filed a press release relating to the retirement of its Notes. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

10.1	Note Purchase Agreement, dated February 12, 2007, by and between Mason Capital Management, LLC and Internet Capital Group, Inc.

10.2	Note Purchase Agreement, dated February 12, 2007, by and between Sonoma Capital, LP and Internet Capital Group, Inc.

99.1	Press Release of the Company, dated February 13, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNET CAPITAL GROUP, INC.

Date: February 13, 2007	By:	/s/ Suzanne L. Niemeyer
	Name:	Suzanne L. Niemeyer
	Title:	Managing Director, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Note Purchase Agreement, dated February 12, 2007, by and between Mason Capital Management, LLC and Internet Capital Group, Inc.

10.2	Note Purchase Agreement, dated February 12, 2007, by and between Sonoma Capital, LP and Internet Capital Group, Inc.

99.1	Press Release of the Company, dated February 13, 2007